Waddell & Reed Advisors
                    Vanguard Fund

                    Annual
                    Report
                    -----------------
                    June 30, 2002

CONTENTS

         3     Manager's Discussion

         6     Performance Summary

         8     Portfolio Highlights

         9     Investments

        14     Statement of Assets and Liabilities

        15     Statement of Operations

        16     Statement of Changes in Net Assets

        17     Financial Highlights

        21     Notes to Financial Statements

        26     Independent Auditors' Report

        27     Income Tax Information

        28     Directors & Officers

        36     Annual Privacy Notice

        38     Householding Notice














This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Vanguard Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Vanguard Fund, Inc. current prospectus and current Fund performance information.

MANAGER'S DISCUSSION
-----------------------------------------------------------------
  June 30, 2002

An interview with Daniel P. Becker, CFA, portfolio manager of the Waddell & Reed Advisors Vanguard Fund, Inc.

This report relates to the operation of the Waddell & Reed Advisors Vanguard Fund, Inc. for the fiscal year ended June 30, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

How did the Fund perform during the last fiscal year?
Considering the predominantly negative environment throughout the fiscal year, the fund held up relatively well against its peers, outperforming its benchmark before accounting for the impact of sales load, while underperforminc its benchmark index when considering the impact of sales load. The Fund's Class A shares declined 16.25 percent, before the impact of sales load, and declined
21.07 percent including sales load impact. This compares with the S&P 500 Index (reflecting the performance of securities that generally represent the stock market), which declined 18.02 percent over the same period, and the Lipper Large Cap Growth Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives), which declined 25.62 percent over the period. It should be noted that, in the comparison charts, the value of the investment in the Fund is impacted by the sales load at the time of the investment, while the values for the benchmark index and the Lipper category do not reflect a sales load.

Why did the Fund lag (with sales load impact) its benchmark index during the fiscal year?
The primary negative forces came from the economically sensitive sectors in the portfolio, including technology and some consumer discretionary holdings. Also, we were a bit underweighted in financials by the end of the fiscal year, when compared with the benchmark. Overall, the Fund maintained a balanced approach to its stock holdings during the year. Our holdings largely consisted of companies that we expected to benefit as the economy improved and growth took hold. We also hold some companies that have exhibited sustainable growth, which we feel can benefit during any environment. During the fiscal year, the Fund benefited from some semiconductor holdings, most notably during the fourth and first calendar quarters.

What other market conditions or events influenced the Fund's performance during the fiscal year?
Unfortunately, the period brought one of the worst markets for large cap stocks in decades. We believe that the poor environment had its roots in the misallocation of capital into the tech industry from 1998-2000. Now, however, there are more numerous issues that appear to be prompting the dismal equity returns. The roots of the great bull market, from 1982-2000, were found in a number of ongoing factors, including dramatically lower long-term interest rates, cheap asset values, strong earnings growth, increased fiscal restraint and balanced budgets, the opportunities associated with the fall of communism and, finally, a strong dollar in response to waves of foreign capital entering the domestic economy. Unfortunately, these factors are all reversing and, with the war on terrorism, are helping to compress valuations across economic sectors.

What strategies and techniques did you employ that specifically affected the Fund's performance?
We have chosen to concentrate on areas that we feel may hold unseen opportunities. While not staying entirely defensive, we feel we must play defense for a while and seek to avoid mistakes. We believe the economic environment cannot favor consumer-spending-linked industries in the future, and thus we are not currently emphasizing these companies. While leaning defensive and trying not to mistakes, we believe that, in the current environment, we can win by not losing. Oftentimes, this means we must identify problem areas before they are obvious. This is different than being completely defensive, which, in our opinion, can also hurt performance. We believe that our actions were successful to an extent during the fiscal year, but not enough to offset the decline in the more economically sensitive sectors of the portfolio.

What industries or sectors did you emphasize during the fiscal year, and what looks attractive to you going forward?
Going forward, we see great opportunities for larger companies, although they likely will not always be the same companies as in prior cycles. There are a great number of industries under dramatic stress, and in some cases it appears that only one or two competitors may survive. There also are several other areas where a medium-sized competitor may be able to grow at the expense of a financially strapped larger competitor. Near-term, we feel it is likely that growth in general will be much sparser than has been typical in the recent past. We are actively seeking moderate-growth companies that we believe are capable of approximately 10 percent sales growth and 15 percent profit growth per year. These types of companies likely will be the new leaders over the coming years, in our opinion, and thus should command premium valuations. Overall, our focus on moderate growth companies within the large cap class means we may generally be invested in "smaller" large cap companies than in prior periods.


Respectfully,


Daniel P. Becker
Manager
Waddell & Reed Advisors
Vanguard Fund, Inc.

Comparison of Change in Value of $10,000 Investment

                                              Lipper
                     Waddell                  Large-
                      & Reed                     Cap
                    Advisors                  Growth
                    Vanguard    S & P          Funds
                       Fund,      500       Universe
                        Inc.    Index        Average
                   ------------------     ----------
     09-30-92        $ 9,425  $10,000        $10,000
     09-30-93         11,157   11,300         11,712
     09-30-94         12,480   11,716         11,787
     09-30-95         15,827   15,201         15,166
     09-30-96         16,396   18,293         17,786
     09-30-97         20,266   25,700         23,684
     09-30-98         21,028   28,040         25,090
     09-30-99         28,754   35,837         34,055
     09-30-00         43,391   40,583         43,894
     06-30-01         30,248   34,899         30,947
     06-30-02         25,331   28,610         23,019

==== Waddell & Reed Advisors Vanguard Fund, Inc., Class A Shares(1) -- $25,331 ++++ S&P 500 Index -- $28,610
---- Lipper Large-Cap Growth Funds Universe Average -- $23,019


(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.


Average Annual Total Return(2)
                    Class A    Class B   Class C   Class Y
                ----------------------------------------------
1-year period ended
   6-30-02          -21.07%    -20.63%   -17.23%   -15.90%
5-year period ended
   6-30-02            4.53%    ---       ---         6.03%
10-year period ended
   6-30-02           10.19%    ---       ---       ---
Since inception of
   Class(3) through
   6-30-02          ---         -7.52%    -6.70%     7.26%

(2)Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares held for twelve months or less.) Total returns reflect share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
(3)10-4-99 for Class B shares and Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Vanguard Fund

GOAL
Seeks the appreciation of your investment.

Strategy
Invests primarily in a diversified portfolio of common stocks issued by growth-oriented large to medium sized U.S. and foreign companies believed to have appreciation possibilities.

Founded
1969

Scheduled Dividend Frequency
Semiannually (June and December)

Performance Summary -- Class A Shares
          Per Share Data
For the Fiscal Year Ended June 30, 2002
------------------------------------------
Capital gains distribution      $0.02
                                =====

Net asset value on
   6-30-02  $7.07 adjusted to:  $7.09(A)
   6-30-01                       8.46
                               ------
Change per share               $(1.37)
                               ======

(A)This number includes the capital gains distribution of $0.02 paid in December 2001 added to the actual net asset value on June 30, 2002.

   Past performance is not necessarily indicative of future results.

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term fluctuation and current performance may be less than the results shown below. Please check the Waddell & Reed website at www.waddell.com for more current performance information.

Average Annual Total Return (A)
                         Class A                      Class B
                  -----------------------    ------------------------
                      With      Without         With        Without
Period           Sales Load(B) Sales Load(C)  CDSC(D)        CDSC(E)
------            ----------   ----------    -----------    ----------
 1-year period
  ended 6-30-02    -21.07%      -16.25%         -20.63%       -17.33%
 5-year period
  ended 6-30-02      4.53%        5.78%           ---           ---
10-year period
  ended 6-30-02     10.19%       10.84%           ---           ---
Since inception
  of Class (F)       ---          ---            -7.52%       -6.70%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
(C)Performance data does not take into account the sales load deducted on an initial purchase.
(D)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of each of the periods.
(E)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of each of the periods.
(F)10-4-99 for Class B shares (the date on which shares were first acquired by shareholders).

Average Annual Total Return (A)
Period            Class C(B)  Class Y(C)
------            ----------  ----------
1-year period
  ended 6-30-02    -17.23%      -15.90%
 5-year period
  ended 6-30-02      ---          6.03%
10-year period
  ended 6-30-02      ---          ---
Since inception
  of Class (D)      -6.70%        7.26%

(A)Performance data represents share price appreciation (depreciation), including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(B)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
(C)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
(D)10-4-99 for Class C shares and 9-8-95 for Class Y shares (the date on which shares were first acquired by shareholders).

SHAREHOLDER SUMMARY OF VANGUARD FUND
--------------------------------------------------------------
Portfolio Highlights

On June 30, 2002, Waddell & Reed Advisors Vanguard Fund, Inc. had net assets totaling $1,625,053,118 invested in a diversified portfolio of:

   89.85%   Common Stocks
    9.72%   Cash and Cash Equivalents
    0.43%   United States Government Security

As a shareholder of Waddell & Reed Advisors Vanguard Fund, Inc., for every $100 you had invested on June 30, 2002, your Fund owned:

  20.02  Health Care Stocks
  18.68  Technology Stocks
  14.44  Financial Services Stocks
  11.15  Consumer Nondurables Stocks
  10.86  Retail Stocks
   9.72  Cash and Cash Equivalents
   6.40  Business Equipment and Services Stocks
   3.87  Miscellaneous Stocks
   2.36  Capital Goods Stocks
   2.07  Raw Materials Stocks
   0.43  United States Government Security

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS
Aircraft - 4.41%
 Lockheed Martin Corporation  ............ 1,032,400 $   71,751,800
                                                    --------------

Banks - 7.50%
 Bank of America Corporation  ............   857,200     60,312,592
 Citigroup Inc.  .........................   712,500     27,609,375
 Wells Fargo & Company  ..................   678,000     33,940,680
                                                    --------------
                                                       121,862,647
                                                    --------------

Beverages - 1.03%
 Coca-Cola Company (The)  ................   297,800     16,676,800
                                                    --------------

Business Equipment and Services - 6.40%
 Accenture Ltd*  .........................   980,881     18,636,739
 First Data Corporation  ................. 1,424,600     52,995,120
 Manpower Inc.  ..........................   556,200     20,440,350
 Office Depot, Inc.*  ....................   706,700     11,872,560
                                                    --------------
                                                        103,944,769
                                                    --------------

Capital Equipment - 2.36%
 Cooper Cameron Corporation*  ............   792,300     38,363,166
                                                    --------------

Chemicals - Specialty - 2.07%
 Air Products and Chemicals, Inc.  .......   182,700      9,220,869
 Praxair, Inc.  ..........................   428,600     24,417,342
                                                    --------------
                                                         33,638,211
                                                    --------------

Communications Equipment - 2.36%
 Cisco Systems, Inc.*  ................... 2,750,000     38,348,750
                                                    --------------

Computers - Peripherals - 5.25%
 EMC Corporation*  ....................... 1,346,600     10,166,830
 Microsoft Corporation*  ................. 1,191,600     65,097,108
 SAP Aktiengesellschaft, ADR  ............   416,500    10,116,785
                                                    --------------
                                                         85,380,723
                                                    --------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (continued)
Cosmetics and Toiletries -2.70%
 Gillette Company (The)  ................. 1,297,000 $   43,929,390
                                                    --------------

Electronic Components - 2.60%
 Microchip Technology Incorporated*  ..... 1,539,600     42,223,530
                                                    --------------

Electronic Instruments - 4.06%
 Applied Materials, Inc.*  ............... 1,953,400     37,290,406
 Lam Research Corporation*  .............. 1,601,000     28,761,965
                                                    --------------
                                                         66,052,371
                                                    --------------

Food and Related - 0.98%
 Kraft Foods Inc.  .......................   389,800     15,962,310
                                                    --------------

Health Care - Drugs - 9.25%
 Amgen Inc.*  ............................   840,600     35,208,531
 Forest Laboratories, Inc.*  .............   475,000     33,630,000
 McKesson HBOC, Inc.  ....................   763,300     24,959,910
 Pfizer Inc.  ............................ 1,614,525     56,508,375
                                                    --------------
                                                       150,306,816
                                                    --------------

Health Care - General - 6.35%
 Johnson & Johnson  ......................   903,200     47,201,232
 Wyeth  .................................. 1,093,000     55,961,600
                                                    --------------
                                                       103,162,832
                                                    --------------

Homebuilders, Mobile Homes - 0.49%
 Lennar Corporation  .....................   129,300      7,913,160
                                                    --------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (continued)
Hospital Supply and Management - 4.42%
 Health Management Associates, Inc.,
   Class A* .............................. 2,946,200 $   59,365,930
 Medtronic, Inc.  ........................   289,700     12,413,645
                                                    --------------
                                                        71,779,575
                                                    --------------

Hotels and Gaming - 0.11%
 Four Seasons Hotels Inc.  ...............    37,600      1,763,440
                                                    --------------

Motor Vehicles - 1.78%
 Harley-Davidson, Inc.  ..................   564,500     28,941,915
                                                    --------------

Petroleum - Services - 1.49%
 Smith International, Inc.*  .............   354,000     24,139,260
                                                    --------------

Restaurants - 3.19%
 Wendy's International, Inc.  ............ 1,303,100     51,902,473
                                                    --------------

Retail - General Merchandise - 3.94%
 Kohl's Corporation*  ....................   340,500     23,862,240
 Target Corporation  .....................   485,600     18,501,360
 Wal-Mart Stores, Inc.  ..................   394,000     21,673,940
                                                    --------------
                                                         64,037,540
                                                    --------------

Retail - Specialty Stores - 3.73%
 Blockbuster Inc., Class A  .............. 1,524,700     41,014,430
 Home Depot, Inc. (The)  .................   532,600     19,562,398
                                                    --------------
                                                        60,576,828
                                                    --------------

Security and Commodity Brokers - 6.94%
 Fannie Mae  .............................   557,300     41,100,875
 Freddie Mac  ............................   679,200     41,567,040
 Goldman Sachs Group, Inc. (The)  ........   411,400     30,176,190
                                                    --------------
                                                       112,844,105
                                                    --------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                              Shares        Value

COMMON STOCKS (continued)
Tobacco - 6.44%
 Philip Morris Companies Inc.  ........... 2,395,500 $  104,635,440
                                                    --------------

TOTAL COMMON STOCKS - 89.85%                         $1,460,137,851
 (Cost: $1,295,124,928)

                                           Principal
                                           Amount in
                                           Thousands

UNITED STATES GOVERNMENT SECURITY - 0.43%
Agency Obligation
 Federal Home Loan Mortgage Corporation,
   1.71%, 7-16-02 ........................    $7,000 $    6,995,012
                                                    --------------
 (Cost: $6,995,012)

SHORT-TERM SECURITIES
Commercial Paper
 Beverages - 0.98%
 Anheuser-Busch Companies, Inc.,
   1.73%, 7-1-02 .........................    10,000     10,000,000
 Diageo Capital plc,
   1.72%, 7-18-02 ........................     6,000      5,995,127
                                                    --------------
                                                         15,995,127
                                                    --------------

 Chemicals - Petroleum and Inorganic - 0.02%
 du Pont (E.I.) de Nemours and Company,
   1.6863%, Master Note ..................       316        316,000
                                                    --------------

 Cosmetics and Toiletries - 0.49%
 Gillette Company (The),
   1.72%, 7-17-02 ........................     8,000      7,993,885
                                                    --------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (continued)
Commercial Paper (continued)
 Electrical Equipment - 0.61%
 Emerson Electric Co.,
   1.73%, 7-18-02 ........................   $10,000 $    9,991,831
                                                    --------------

 Finance Companies - 1.41%
 PACCAR Financial Corp.,
   1.74%, 7-9-02 .........................    10,539     10,534,925
 USAA Capital Corp.,
   1.75%, 7-11-02 ........................    12,363     12,356,990
                                                    --------------
                                                         22,891,915
                                                    --------------

 Food and Related - 0.26%
 Alcon Finance PLC (Nestle Capital Corp.),
   1.74%, 7-9-02 .........................     4,190      4,188,380
 General Mills, Inc.,
   1.99%, Master Note ....................        43         43,000
                                                    --------------
                                                         4,231,380
                                                    --------------

 Health Care - Drugs - 1.94%
 Abbott Laboratories,
   1.73%, 7-19-02 ........................     6,000      5,994,810
 Merck & Co., Inc.,
   1.78%, 7-1-02 .........................    15,000     15,000,000
 Pfizer Inc.,
   1.73%, 7-12-02 ........................    10,489     10,483,456
                                                    --------------
                                                         31,478,266
                                                    --------------

 Multiple Industry - 0.49%
 Detroit Edison Co.,
   1.9%, 7-8-02 ..........................     8,000      7,997,044
                                                    --------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (continued)
Commercial Paper (continued)
 Restaurants - 0.92%
 McDonald's Corporation,
   1.73%, 7-1-02 .........................   $15,000 $   15,000,000
                                                    --------------

 Retail - General Merchandise - 1.23%
 May Department Stores Co.,
   1.75%, 7-2-02 .........................    10,000      9,999,514
 Wal-Mart Stores, Inc.,
   1.72%, 7-30-02 ........................    10,000      9,986,144
                                                    --------------
                                                         19,985,658
                                                    --------------

 Security and Commodity Brokers - 0.62%
 IBM Credit Corp.,
   1.73%, 7-17-02 ........................    10,000      9,992,311
                                                    --------------

 Trucking and Shipping - 0.62%
 United Parcel Service, Inc.,
   1.72%, 7-2-02 .........................    10,000      9,999,522
                                                    --------------

Total Commercial Paper - 9.59%                          155,872,939

Municipal Obligation - 0.43%
 California
 California Pollution Control Financing
   Authority, Environmental Improvement
   Revenue Bonds, Shell Oil Company Project,
   Series 1998A (Taxable),
   2.0%, 7-1-02 ..........................     7,008      7,008,000
                                                    --------------

Repurchase Agreement - 0.01%
 J.P. Morgan Securities Inc., 1.78% Repurchase
   Agreement dated 6-28-02, to be
   repurchased at $234,035 on 7-1-02(A)...       234        234,000
                                                    --------------


See Notes to Schedule of Investments on page 13.

THE INVESTMENTS OF VANGUARD FUND
     June 30, 2002

                                           Principal
                                           Amount in
                                           Thousands          Value

SHORT-TERM SECURITIES (continued)
United States Government Security - 0.62%
 United States Treasury Bill,
   1.71%, 7-11-02 ........................   $10,000 $    9,995,250
                                                    --------------

TOTAL SHORT-TERM SECURITIES - 10.65%                 $  173,110,189
 (Cost: $173,110,189)

TOTAL INVESTMENT SECURITIES - 100.93%                $1,640,243,052
 (Cost: $1,475,230,129)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.93%)     (15,189,934)

NET ASSETS - 100.00%                                 $1,625,053,118


Notes to Schedule of Investments

  *No income dividends were paid during the preceding 12 months.
(A)Collateralized by $249,000 United States Treasury Bond, 5.25% due 2/15/29; market value and accrued interest aggregate $239,738.

   See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

   See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

STATEMENT OF ASSETS AND LIABILITIES
     VANGUARD FUND
     June 30, 2002
     (In Thousands, Except for Per Share Amounts)

ASSETS
 Investment securities -- at value (Notes 1 and 3)       $1,640,243
 Cash  .............................................              1
 Receivables:
   Fund shares sold ................................          2,230
   Dividends and interest ..........................          1,654
 Prepaid insurance premium  ........................             31
                                                         ----------
    Total assets  ..................................      1,644,159
LIABILITIES                                              ----------
 Payable for investment securities purchased .......         13,228
 Payable to Fund shareholders  .....................          4,840
 Accrued shareholder servicing (Note 2) ............            469
 Accrued service fee (Note 2)  .....................            295
 Accrued management fee (Note 2)  ..................            168
 Accrued distribution fee (Note 2)  ................             39
 Accrued accounting services fee (Note 2)  .........             10
 Other  ............................................             57
                                                         ----------
    Total liabilities  .............................         19,106
                                                         ----------
      Total net assets .............................     $1,625,053
                                                         ==========
NET ASSETS
 $1.00 par value capital stock:
   Capital stock ...................................     $  229,995
   Additional paid-in capital ......................      1,390,950
 Accumulated undistributed income (loss):
   Accumulated undistributed net investment loss ...            (26)
   Accumulated undistributed net realized loss on
    investment transactions  .......................       (160,879)
   Net unrealized appreciation in value of
    investments  ...................................        165,013
                                                         ----------
    Net assets applicable to outstanding
      units of capital .............................     $1,625,053
                                                         ==========
Net asset value per share (net assets divided by shares outstanding):
 Class A  ..........................................          $7.07
 Class B  ..........................................          $6.83
 Class C  ..........................................          $6.83
 Class Y  ..........................................          $7.15
Capital shares outstanding:
 Class A  ..........................................        221,757
 Class B  ..........................................          5,301
 Class C  ..........................................          1,178
 Class Y  ..........................................          1,759
Capital shares authorized ..........................        600,000

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
     VANGUARD FUND
     For the Fiscal Year Ended June 30, 2002
     (In Thousands)

INVESTMENT LOSS
 Income (Note 1B):
   Dividends (net of foreign withholding
    taxes of $22)  .....................                $  17,369
   Interest and amortization ...........                    2,378
                                                        ---------
    Total income  ......................                   19,747
                                                        ---------
 Expenses (Note 2):
   Investment management fee ...........                   12,531
   Shareholder servicing:
    Class A ............................                    4,388
    Class B ............................                      304
    Class C ............................                       61
    Class Y  ...........................                       19
   Service fee:
    Class A ............................                    4,230
    Class B ............................                       97
    Class C ............................                       20
   Distribution fee:
    Class A ............................                      282
    Class B ............................                      290
    Class C ............................                       59
   Accounting services fee .............                      118
   Custodian fees ......................                       89
   Legal fees ..........................                       24
   Audit fees ..........................                       20
   Other ...............................                      438
                                                        ---------
    Total expenses  ....................                   22,970
                                                        ---------
      Net investment loss ..............                   (3,223)
                                                        ---------

REALIZED AND UNREALIZED LOSS ON
INVESTMENTS (NOTES 1 AND 3)
 Realized net loss on investments  .....                  (89,012)
 Unrealized depreciation in value
   of investments during the period ....                 (239,035)
                                                        ---------
    Net loss on investments  ...........                 (328,047)
                                                        ---------
      Net decrease in net assets
       resulting from operations  ......                $(331,270)
                                                        =========

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
     VANGUARD FUND
     (In Thousands)

                                      For the    For the   For the
                                      fiscal      fiscal    fiscal
                                       year       period     year
                                       ended      ended     ended
                                     June 30,    June 30,September 30,
                                       2002        2001      2000
                                     ---------  --------- ---------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment loss  .............  $ (3,223) $   (4,563)  $ (13,423)
 Realized net gain (loss) on
   investments ....................   (89,012)    (13,778)    332,356
 Unrealized appreciation
   (depreciation) .................  (239,035)   (904,840)    673,860
                                   ----------  ----------  ----------
   Net increase (decrease) in net
    assets resulting from
    operations  ...................  (331,270)   (923,181)    992,793
                                   ----------  ----------  ----------
Distributions to shareholders (Note 1E):(1)
 From realized gains on securities
   transactions:
   Class A ........................    (3,748)   (318,804)   (166,703)
   Class B ........................       (80)     (5,074)       (343)
   Class C ........................       (15)       (919)        (57)
   Class Y ........................       (23)     (2,169)     (1,037)
 In excess of realized gains on securities
   transactions:
   Class A ........................       ---     (52,869)        ---
   Class B ........................       ---        (842)        ---
   Class C ........................       ---        (152)        ---
   Class Y ........................       ---        (360)        ---
                                   ----------  ----------  ----------
                                       (3,866)   (381,189)   (168,140)
                                   ----------  ----------  ----------
Capital share transactions
 (Note 5)  ........................  (137,662)    353,296     288,750
                                   ----------  ----------  ----------
    Total increase (decrease)  ....  (472,798)   (951,074)  1,113,403
Net Assets
Beginning of period ............... 2,097,851   3,048,925   1,935,522
                                   ----------  ----------  ----------
End of period .....................$1,625,053  $2,097,851  $3,048,925
                                   ==========  ==========  ==========
 Undistributed net investment
   loss ...........................      $(26)       $(11)        $(5)
                                         ====        ====        ====
(1)See "Financial Highlights" on pages 17 - 20.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class A Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For theFor the
                             fiscal fiscal          For the fiscal
                               year period     year ended September 30,
                              ended  ended   ---------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                            --------------   -----  -----   -----  -----
Net asset value,
 beginning of period          $8.46 $14.17  $10.11 $ 7.50   $9.11  $8.77
                              ----- ------  ------ ------   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss)....          (0.01) (0.02)  (0.07) (0.02)   0.01   0.07
 Net realized and unrealized
   gain (loss) on investments (1.36) (3.92)   5.00   2.75    0.19   1.69
                              ----- ------  ------ ------   -----  -----
Total from investment
 operations  .......          (1.37) (3.94)   4.93   2.73    0.20   1.76
                              ----- ------  ------ ------   -----  -----
Less distributions:
 From net investment
   income ..........          (0.00) (0.00)  (0.00) (0.01)  (0.04) (0.06)
 From capital gains           (0.02) (1.51)  (0.87) (0.11)  (1.77) (1.36)
 In excess of capital
   gains ...........          (0.00) (0.26)  (0.00) (0.00)  (0.00) (0.00)
                              ----- ------  ------ ------   -----  -----
Total distributions           (0.02) (1.77)  (0.87) (0.12)  (1.81) (1.42)
                              ----- ------  ------ ------   -----  -----
Net asset value,
 end of period  ....          $7.07  $8.46  $14.17 $10.11   $7.50  $9.11
                              ===== ======  ====== ======   =====  =====
Total return(1) ....         -16.25%-30.29%  50.91% 36.74%   3.76% 23.60%
Net assets, end of
 period (in
 millions)  ........         $1,568  $2,034 $2,979 $1,924  $1,426  $1,478
Ratio of expenses to average
 net assets  .......           1.21%  1.11%(2)1.04%  1.13%   1.10%  1.09%
Ratio of net investment income
 (loss) to average net
 assets  ...........          -0.14% -0.23%(2)-0.48%-0.22%   0.13%  0.86%
Portfolio
 turnover rate  ....          59.14%100.57%  63.78% 83.67%  90.51%139.14%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.
(2)Annualized.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class B Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                             fiscal         fiscal           from
                               year         period       10-4-99(1)
                              ended          ended        through
                            6-30-02        6-30-01        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $8.28         $14.01         $10.43
                             -----          -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.10)         (0.08)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.33)         (3.88)          4.48
                             -----          -----          -----
Total from investment
 operations  .......          (1.43)         (3.96)          4.45
                             -----          -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.02)         (1.51)         (0.87)
 In excess of capital
   gains ...........          (0.00)         (0.26)         (0.00)
                             -----          -----          -----
Total distributions           (0.02)         (1.77)         (0.87)
                             -----          -----          -----
Net asset value,
 end of period  ....          $6.83          $8.28         $14.01
                             =====          =====          =====
Total return .......         -17.33%        -30.84%         44.64%
Net assets, end of
 period (in
 millions)  ........            $36            $42            $42
Ratio of expenses to
 average net assets            2.51%          2.29%(2)       2.14%(2)
Ratio of net investment
 loss to average
 net assets  .......          -1.43%         -1.39%(2)      -1.49%(2)
Portfolio turnover
 rate  .............          59.14%        100.57%         63.78%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class C Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                                                          For the
                            For the        For the         period
                             fiscal         fiscal           from
                               year         period       10-4-99(1)
                              ended          ended        through
                            6-30-02        6-30-01        9-30-00
                            -------        -------        -------
Net asset value,
 beginning of period          $8.27         $14.01         $10.43
                             -----          -----          -----
Income (loss) from investment
 operations:
 Net investment loss          (0.08)         (0.09)         (0.03)
 Net realized and
   unrealized gain (loss)
   on investments ..          (1.34)         (3.88)          4.48
                             -----          -----          -----
Total from investment
 operations  .......          (1.42)         (3.97)          4.45
                             -----          -----          -----
Less distributions:
 From net investment
   income ..........          (0.00)         (0.00)         (0.00)
 From capital gains           (0.02)         (1.51)         (0.87)
 In excess of capital
   gains ...........          (0.00)         (0.26)         (0.00)
                             -----          -----          -----
Total distributions           (0.02)         (1.77)         (0.87)
                             -----          -----          -----
Net asset value,
 end of period  ....          $6.83          $8.27         $14.01
                             =====          =====          =====
Total return .......         -17.23%        -30.92%         44.64%
Net assets, end of
 period (in
 millions)  ........             $8             $7             $8
Ratio of expenses to
 average net assets            2.50%          2.29%(2)       2.14%(2)
Ratio of net investment
 loss to average
 net assets  .......          -1.43%         -1.39%(2)      -1.49%(2)
Portfolio turnover
 rate  .............          59.14%        100.57%         63.78%(3)
(1)Commencement of operations of the class.
(2)Annualized.
(3)For the fiscal year ended September 30, 2000.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
     VANGUARD FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding Throughout Each Period:

                            For theFor the
                             fiscal fiscal          For the fiscal
                               year period     year ended September 30,
                              ended  ended   ---------------------------
                            6-30-026-30-01    2000   1999    1998   1997
                            --------------   -----  -----   -----  -----
Net asset value,
 beginning of period          $8.52 $14.23  $10.13 $ 7.52   $9.12  $8.78
                              ----- ------  ------ ------   -----  -----
Income (loss) from investment
 operations:
 Net investment
   income (loss) ...           0.01  (0.01)  (0.05) (0.00)   0.03   0.09
 Net realized and
   unrealized gain
   (loss) on
   investments .....          (1.36) (3.93)   5.02   2.75    0.19   1.69
                              ----- ------  ------ ------   -----  -----
Total from investment
 operations ........          (1.35) (3.94)   4.97   2.75    0.22   1.78
                              ----- ------  ------ ------   -----  -----
Less distributions:
 From net investment
   income...........          (0.00) (0.00)  (0.00) (0.03)  (0.05) (0.08)
 From capital gains           (0.02) (1.51)  (0.87) (0.11)  (1.77) (1.36)
 In excess of capital
   gains ...........          (0.00) (0.26)  (0.00) (0.00)  (0.00) (0.00)
                              ----- ------  ------ ------   -----  -----
Total distributions.          (0.02) (1.77)  (0.87) (0.14)  (1.82) (1.44)
                              ----- ------  ------ ------   -----  -----
Net asset value,
 end of period .....          $7.15 $ 8.52  $14.23 $10.13   $7.52  $9.12
                              ===== ======  ====== ======   =====  =====
Total return .......         -15.90%-30.15%  51.21% 36.94%   4.02% 23.87%
Net assets, end of
 period (in
 millions)  ........         $13    $15     $20    $12      $5     $5
Ratio of expenses
 to average
 net assets  .......           0.87%  0.84%(1)0.82%  0.90%   0.91%  0.90%
Ratio of net investment
 income (loss) to average
 net assets ........           0.21%  0.04%(1)-0.26%-0.02%   0.33%  1.05%
Portfolio
 turnover rate .....          59.14%100.57%  63.78% 83.67%  90.51%139.14%
(1)Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
     June 30, 2002

NOTE 1 -- Significant Accounting Policies

Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek appreciation. Effective for the fiscal period ended June 30, 2001, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to June 30 from September
30. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on each business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market value.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

     E.Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At June 30, 2002, $3,207,894 was reclassified between paid-in capital and accumulated undistributed net investment loss. Net investment income, net realized gains and net assets were not affected by this change.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of Waddell & Reed, Inc. ("W&R"), serves as the Fund's investment manager. The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. The Fund accrues and pays this fee daily. The Fund also reimburses WRIMCO for certain out-of-pocket costs.

The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WRSCO"), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, the Fund pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level           Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 11,000
           From $   25 to $   50          $ 22,000
           From $   50 to $  100          $ 33,000
           From $  100 to $  200          $ 44,000
           From $  200 to $  350          $ 55,000
           From $  350 to $  550          $ 66,000
           From $  550 to $  750          $ 77,000
           From $  750 to $1,000          $ 93,500
                $1,000 and Over           $110,000

In addition, for each class of shares in excess of one, the Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

For Class A, Class B and Class C shares, the Fund pays WRSCO a monthly per account charge for shareholder servicing of $1.5292 for each shareholder account which was in existence at any time during the prior month. Prior to December 1, 2001, the shareholder servicing charge was $1.3625 per account, paid monthly. With respect to Class Y shares, the Fund pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $4,100,755. During the period ended June 30, 2002, W&R received $96,559 and $1,488 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $3,143,631 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Fund paid Directors' fees of $77,878, which are included in other expenses.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

Purchases of investment securities, other than United States Government obligations and short-term securities, aggregated $1,022,288,561, while proceeds from maturities and sales aggregated $1,310,254,100 . Purchases of short-term securities aggregated $6,443,346,337, while proceeds from maturities and sales aggregated $6,320,372,086. No United States Government securities were purchased or sold during the period ended June 30, 2002.

For Federal income tax purposes, cost of investments owned at June 30, 2002 was $1,476,377,661, resulting in net unrealized appreciation of $163,865,391, of which $273,112,457 related to appreciated securities and $109,247,066 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

For Federal income tax purposes, the Fund's distributed and undistributed earnings and profit for the fiscal year ended June 30, 2002 and the related capital loss carryover and post-October activity were as follows:

Net ordinary income .........................$        ---
Distributed ordinary income .................         ---
Undistributed ordinary income ...............         ---

Realized long-term capital gains ............         ---
Distributed long-term capital gains   .......         ---
Undistributed long-term capital gains .......         ---

Capital loss carryover ...................... 120,138,726

Post-October capital losses deferred ........  39,592,575

Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October capital losses").

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the fiscal year in which the capital loss carryover will expire if not utilized.

   2010 ..................................... $120,138,726
                                              ============

NOTE 5 -- Multiclass Operations

The Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock are summarized below.  Amounts are in thousands.
                            For the       For the       For the
                             fiscal        fiscal        fiscal
                               year        period         year
                              ended         ended         ended
                            6-30-02       6-30-01       9-30-00
                          ---------     ---------   -----------
Shares issued from sale of shares:
 Class A  ............       68,683        18,616        40,923
 Class B .............        3,901         2,195         3,141
 Class C .............        3,000           538           601
 Class Y  ............        1,275           423           789
Shares issued from reinvestment of
 capital gains distribution:
 Class A  ............          470        33,796        14,266
 Class B .............           11           565            30
 Class C .............            2           102             5
 Class Y  ............            3           155            59
Shares redeemed:
 Class A  ............      (87,791)      (22,284)      (35,178)
 Class B .............       (3,676)         (696)         (169)
 Class C .............       (2,714)         (304)          (53)
 Class Y  ............       (1,222)         (317)         (528)
                             ------        ------        ------
Increase (decrease) in outstanding
 capital shares ......      (18,058)       32,789        23,886
                             ======        ======        ======
Value issued from sale of shares:
 Class A  ............     $528,772      $189,505      $544,210
 Class B .............       29,334        21,880        41,800
 Class C .............       22,191         5,398         8,068
 Class Y  ............        9,949         4,339        10,414
Value issued from reinvestment of
 capital gains distribution:
 Class A  ............        3,635       356,887       162,065
 Class B .............           80         5,876           343
 Class C .............           15         1,066            57
 Class Y  ............           23         1,644           673
Value redeemed:
 Class A  ............     (674,831)     (220,329)     (468,905)
 Class B .............      (27,585)       (6,753)       (2,345)
 Class C .............      (20,110)       (2,990)         (728)
 Class Y  ............       (9,135)       (3,227)       (6,902)
                           --------      --------      --------
Increase (decrease) in outstanding
 capital  ............    $(137,662)     $353,296      $288,750
                          =========      ========      ========

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Waddell & Reed Advisors Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Vanguard Fund, Inc. (the "Fund") as of June 30, 2002, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets for the fiscal year then ended, the fiscal period from October 1, 2000 through June 30, 2001, and the fiscal year ended September 30, 2000 and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Vanguard Fund, Inc. as of June 30, 2002, the results of its operations for the fiscal year then ended, the changes in its net assets for the fiscal year then ended, the fiscal period from October 1, 2000 through June 30, 2001, and the fiscal year ended September 30, 2000 and the financial highlights for the periods presented in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Kansas City, Missouri
August 9, 2002

INCOME TAX INFORMATION

The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record date, will give you the total amounts to be reported in your Federal income tax return for the year in which they were received or reinvested.

                                 PER-SHARE AMOUNTS REPORTABLE AS:
          -------------------------------------------------------
                     For Individuals             For Corporations
               -------------------------------------------------------
  Record         Ordinary  Long-Term               Non- Long-Term
    Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
----------- -------------   ---------------------------------------
                     Class A, Class B, Class C and Class Y
12-12-01 $0.01634    $---   $0.01634     $---      $---  $0.01634
         ========    ====   ========     ====      ====  ========

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

The Board of Directors of Waddell & Reed Advisors Vanguard Fund, Inc.

Each of the individuals listed below serves as a director for each of the portfolios within the Waddell & Reed Advisors Funds, W&R Funds, Inc., Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. for a total of 47 portfolios served. Three of the four interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The fourth interested director is a partner in a law firm that has represented W&R within the past two years.

The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO.

  Disinterested Directors

James M. Concannon (54)
Washburn Law School, 1700 College, Topeka, KS 66621
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School
Other Directorships held by Director: Director, Am Vestors CBO II, Inc., a bond investment company

John A. Dillingham (62)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; formerly, Instructor at Central Missouri State University; formerly, Consultant and Director, McDougal Construction Co.
Other Directorships held by Director: Chairman, Clay Co. IDA and Kansas City Municipal Assistance Corp., both bonding authorities; Director, American Royal and Salvation Army

David P. Gardner (68)
2441 Iron Canyon Drive, Park City UT 84060
Position held with Fund:  Director
Director since:  1998
Principal Occupation During Past 5 Years: formerly, President, William and Flora Hewlett Foundation
Other Directorships held by Director: Chairman, J. Paul Getty Trust; Director, Fluor Corp., Campus Pipeline, John & Karen Huntsman Foundation and Huntsman Cancer Foundation; formerly, Chairman, George S. and Dolores Dor'e Eccles Foundation; formerly, Director, First Security Corp., Digital Ventures and Charitableway

Linda K. Graves (48)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1995
Principal Occupation During Past 5 Years:  First Lady of Kansas
Other Directorships held by Director: Chairman & Director, Community Foundation of Johnson County; Director, Greater Kansas City Community Foundation, and Friends of Cedar Crest Association; Director, American Guaranty Life Insurance Company

Joseph Harroz, Jr. (34)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1998
Principal Occupations During Past 5 Years: Vice President & General Counsel, Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments
Other Directorships held by Director: Treasurer, Oklahoma Appleseed (Center for Law and Justice)

John F. Hayes (82)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1988
Principal Occupation During Past 5 Years: Chairman, Gilliland & Hayes, PA, a law firm
Other Directorships held by Director: Director, Central Bank & Trust and Central Financial Corp.; formerly, Director, Central Properties, Inc.

Glendon E. Johnson (77)
13635 Deering Bay Drive, Unit 284, Miami, FL 33158
Position held with Fund:  Director
Director since:  1971
Principal Occupations During Past 5 Years: Retired; formerly, Chief Executive Officer and Director, John Alden Financial Corp.
Other Directorships held by Director: Manager, Castle Valley Ranches LLC; Chairman, Wellness Council of America; Chairman, Bank Assurance Partners, marketing; Executive Board and Advisory Committee, Boy Scouts of America

Eleanor B. Schwartz (64)
1213 W. 95th Ct., Chartwell #4, Kansas City, MO 64114
Position held with Fund:  Director
Director since:  1995
Principal Occupations During Past 5 Years: Professor, University of Missouri at Kansas City; formerly, Chancellor, University of Missouri at Kansas City
Other Directorships held by Director:  None

Frederick Vogel III (66)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund:  Director
Director since:  1971
Principal Occupation During Past 5 Years:  Retired
Other Directorships held by Director:  None

  Interested Directors

Robert L. Hechler (65)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer; formerly, Vice President
Director since:  1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R (2001 to present); Director of WDR (1998 to present); Executive Vice President and Chief Operating Officer of WDR (1998 to 2001); Director, Principal Financial Officer and Treasurer of W&R (1981 to 2001); Chief Executive Officer and President of W&R (1993 to 2001); Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (1985 to 2001); Director and Treasurer of WRSCO (1981 to 2001); President of WRSCO (1981 to 1999)
Other Directorships held by Director:  None

Henry J. Herrmann (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President; formerly, Vice President Director since: 1998; President since: 2001
Principal Occupation(s) During Past 5 Years: Director, President and Chief Investment Officer of WDR (1998 to present); Treasurer of WDR (1998 to 1999); Director of W&R (1993 to present); Director of WRIMCO (1992 to present); President and Chief Executive Officer of WRIMCO (1993 to present); Chief Investment Officer of WRIMCO (1991 to present)
Other Directorships held by Director:  None

Frank J. Ross, Jr. (48)
Polsinelli, Shalton & Welte,700 West 47th Street, Suite 1000, Kansas City, MO 64112
Position held with Fund:  Director
Director since:  1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli, Shalton & Welte, a law firm
Other Directorships held by Director:  Director, Columbian Bank & Trust

Keith A. Tucker (56)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chairman of the Board of Directors and Director; formerly, President
Director since:  1993; Chairman of the Board of Directors since:  1998
Principal Occupation(s) During Past 5 Years: Chairman of the Board of Directors, Director and Chief Executive Officer of WDR (1998 to present); Principal Financial Officer of WDR (1998 to 1999); Chairman of the Board of Directors and Director of W&R, WRIMCO and WRSCO (1993 to present); Vice Chairman of the Board of Directors of Torchmark Corporation (1991 to 1998); Chairman of the Board of Directors of Torchmark Distributors, Inc. (1993 to 1997)
Other Directorships held by Director:  Director, Vesta Insurance Group (1996 to
1997)

  Officers

Theodore W. Howard (59)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Treasurer, Principal Accounting Officer, and Principal Financial Officer
Length of Time Served: Vice President,14 years; Treasurer and Principal Accounting Officer, 26 years; Principal Financial Officer, since 2002 Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO (2001 to present); Vice President of WRSCO (1988 to 2001)
Directorships held:  None

Kristen A. Richards (34)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Secretary and Associate General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO (2000 to present); Assistant Secretary of each of the funds in the Fund Complex (1998 to 2000); Compliance Officer of WRIMCO (1995 to 1998)
Directorships held:  None

Daniel C. Schulte (36)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President, Assistant Secretary and General
Counsel
Length of Time Served:  2 years
Principal Occupation(s) During Past 5 Years: Vice President, Secretary and General Counsel of WDR (2000 to present); Senior Vice President, Secretary and General Counsel of W&R, WRIMCO and WRSCO (2000 to present); Assistant Secretary of WDR (1998 to 2000); an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. (1994 to 1998)
Directorships held:  None

Michael D. Strohm (50)
6300 Lamar Avenue, Overland Park KS 66202
Position held with Fund:  Vice President
Length of Time Served:  since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WDR (1998 to present); Chief Operations Officer of WDR (since 2002); President, Director, Chief Executive Officer and Chief Financial Officer of W&R (since 2002); Senior Vice President of W&R (1994 to 2002); President and Director of WRSCO (1999 to present)
Directorships held:  None

Daniel P. Becker (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund:  Vice President and portfolio manager
Length of Time Served:  4 years
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRIMCO (2000 to present); Vice President of WRIMCO (1997 to 2000); portfolio manager for investment companies managed by WRIMCO (1997 to present)
Directorships held:  None

DIRECTORS
Keith A. Tucker, Chairman of the Board
James M. Concannon
John A. Dillingham
David P. Gardner
Linda K. Graves
Joseph Harroz, Jr.
John F. Hayes
Robert L. Hechler
Henry J. Herrmann
Glendon E. Johnson
Frank J. Ross, Jr.
Eleanor B. Schwartz
Frederick Vogel III


OFFICERS
Henry J. Herrmann, President
Daniel P. Becker, Vice President
Theodore W. Howard, Vice President and Treasurer
Kristen A. Richards, Vice President and Secretary
Daniel C. Schulte, Vice President
Michael D. Strohm, Vice President

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds, W&R Funds, Inc. and Waddell & Reed InvestEd Portfolios Inc. ("Waddell & Reed") are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy
At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected
In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed
While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information
Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right
If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt-out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1-888-Waddell and a Client Services Representative will assist you.

Confidentiality and Security
We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800-532-2749.

Write to us at the address listed on the inside back cover for Waddell & Reed, Inc.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The Waddell & Reed Advisors Group of Mutual Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Asset Strategy Fund, Inc.
Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Cash Management, Inc.
Waddell & Reed Advisors Continental Income Fund, Inc.
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Global Bond Fund, Inc.
Waddell & Reed Advisors Government Securities Fund, Inc.
Waddell & Reed Advisors High Income Fund, Inc.
Waddell & Reed Advisors International Growth Fund, Inc.
Waddell & Reed Advisors Municipal Bond Fund, Inc.
Waddell & Reed Advisors Municipal High Income Fund, Inc.
Waddell & Reed Advisors New Concepts Fund, Inc.
Waddell & Reed Advisors Retirement Shares, Inc.
Waddell & Reed Advisors Science and Technology Fund
Waddell & Reed Advisors Small Cap Fund, Inc.
Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.
Waddell & Reed Advisors Value Fund, Inc.
Waddell & Reed Advisors Vanguard Fund, Inc.


FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CLIENT SERVICES
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (888)-WADDELL
  (888)-923-3355

Our INTERNET address is:
  http://www.waddell.com

NUR1005A(6-02)

For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.